UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 19, 2013

ELLINGTON FINANCIAL LLC
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34569

Delaware	26-0489289
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

53 Forest Avenue
Old Greenwich, CT 06870
(Address of principal executive offices, including zip code)

(203) 698-1200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure
The information contained in this Current Report on Form 8-K is being furnished by Ellington Financial LLC (the "Company") pursuant to Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD.
As a consequence of changes in the rules and regulations of the U.S. Commodity Futures Trading Commission (the "CFTC") implemented under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, effective as of January 1, 2013, the Company has been operated by Ellington Financial Management LLC (the "Manager") pursuant to a commodity pool operator operational exemption from certain regulatory requirements under the U.S. Commodity Exchange Act as amended and the regulations of the CFTC. On April 19, 2013, the Company posted to its website estimates of certain preliminary operating results for the month ended March 31, 2013 required to be disclosed pursuant to CFTC Regulation 4.12(c). These materials can be accessed by going to the Company's website, www.ellingtonfinancial.com, under "For Our Shareholders-CFTC Registration." In addition, the Company has concurrently filed a Post-effective Amendment to its Registration Statement on Form S-3 in order to provide certain other required disclosures pursuant to CFTC regulations. The Company currently expects that it will continue to provide (i) monthly account statements on its website no later than thirty days after each month end and (ii) updates to its shelf registration statement at least every nine months in order to comply with applicable CFTC requirements for so long as its manager relies on the 4.12(c) exemption.
On April 19, 2013, the Board of Directors of the Company approved a waiver to the requirement that the Manager provide the Company with a fully dedicated Chief Financial Officer and controller. As a result, it is possible that Lisa Mumford, the Company's current Chief Financial Officer, may provide services to other affiliates of the Manager in addition to her responsibilities relating to the Company.
In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in this Current Report on Form 8-K, shall not be deemed "filed" for the purposes of Section 18 of the Securities Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELLINGTON FINANCIAL LLC

Date: April 19, 2013	By:	/s/ Lisa Mumford
Lisa Mumford
Chief Financial Officer